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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mesa Air Group, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 333-02791, 333-09395, 33-83799, 333-83801, 333-83803, 333-83805 and 333-58646,
of Mesa Air Group, Inc. on Form S-8 of our report dated November 22, 2002, appearing in the Annual Report on Form 10-K of Mesa Air Group, Inc. for the year ended September 30, 2002.

DELOITTE & TOUCHE LLP


Phoenix, Arizona
December 20, 2002